Geneva SMID Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
November 30, 2021

	Shares	Value
COMMON STOCKS - 97.51%
Apparel Retailers - 2.86%
Burlington Stores, Inc. (a)	135	$39,573

Banks - 4.32%
Pacific Premier Bancorp, Inc.	714	27,668
Signature Bank	106	32,044
		59,712

Building Climate Control - 5.50%
AAON, Inc.	567	44,226
Watsco, Inc.	109	31,905
		76,131

Building Materials Other - 3.80%
Trex Company, Inc. (a)	396	52,577

Building, Roofing/Wallboard and Plumbing - 3.71%
Advanced Drainage Systems, Inc.	415	51,340

Computer Services - 4.09%
EPAM Systems, Inc. (a)	93	56,595

Consumer Services Misc. - 4.32%
Copart, Inc. (a)	412	59,806

Diversified Retailers - 1.05%
Ollie's Bargain Outlet Holdings, Inc. (a)	234	14,482

Education Services - 1.62%
Bright Horizons Family Solutions, Inc. (a)	182	22,377

Electronic Equiptment Gauges and Meters - 3.39%
Keysight Technologies, Inc. (a)	241	46,870

Engineering and Contracting Services - 4.43%
Exponent, Inc.	526	61,279

Health Care Services - 1.82%
LHC Group, Inc. (a)	220	25,238

Investment Services - 2.12%
MarketAxess Holdings, Inc.	83	29,273

Medical Equipment - 10.36%
ABIOMED, Inc. (a)	105	33,052
Masimo Corporation (a)	170	47,280
Repligen Corporation (a)	189	54,148
Tactile Systems Technology, Inc. (a)	454	8,853
		143,333

Medical Supplies - 2.97%
Bio-Techne Corporation	87	41,067

Medical Fabricating - 2.59%
RBC Bearings, Inc. (a)	181	35,782

Nondurable Household Products - 2.57%
Church & Dwight Company, Inc.	398	35,573

Professional Business Support Services - 6.46%
ExlService Holdings, Inc. (a)	397	51,558
Fair Isaac Corporation (a)	107	37,785
		89,343

Real Estate Services - 3.19%
CoStar Group, Inc. (a)	568	44,168

Recreational Products - 8.23%
Fox Factory Holding Corporation (a)	216	37,966
Pool Corporation	137	75,915
		113,881

Semiconductors - 4.84%
Monolithic Power Systems, Inc.	121	66,969

Software - 9.68%
Alarm.com Holdings, Inc. (a)	508	40,533
Blackline, Inc. (a)	306	33,675
Bottomline Technologies, Inc. (a)	560	25,110
Paycom Software, Inc. (a)	79	34,561
		133,879

Specialty Chemicals - 2.28%
Balchem Corporation	200	31,600

Transaction Processing Services - 1.31%
I3 Verticals, Inc., Class A (a)	970	18,091

Total Common Stocks
(Cost $1,380,590)		1,348,939

SHORT-TERM INVESTMENTS - 4.26%
Money Market Fund - 4.26%
First American Government Obligations Fund, Class X, 0.01% (b)	58,972	58,972
Total Short-Term Investments
(Cost $58,972)		58,972

Total Investments
(Cost $1,439,562) - 101.77%		1,407,911
Other Liabilities in Excess of Assets (1.77)%		(24,458)
Total Net Assets - 100.00%		$1,383,453

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of November 30, 2021.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2021:

Investments at Fair Value	Level 1	Level 2	Level 3	Total

Common Stocks(1)	$1,348,939	$-	$-	$1,348,939
Short-Term Investments	58,972	-	-	58,972
	$1,407,911	$-	$-	$1,407,911

(1) Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the period ended November 30, 2021, the fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.